FIRST AMENDMENT TO
AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT

This First Amendment to Amended and Restated Warehousing Credit Agreement (the “Amendment”) is made and entered into as of September 3, 2004 (“Effective Date”), by and among PLM Equipment Growth Fund V, a California limited partnership (“EGF V”), PLM Equipment Growth Fund VI, a California limited partnership (“EGF VI”), PLM Equipment Growth & Income Fund VII, a California limited partnership (“EGF VII”), Transportation Equipment-PLM, LLC, a Delaware limited liability company (“TEP”) (EGV V, EGF VI, EGF VII, and TEP, each individually being a “Borrower” and, collectively, the “Borrowers”), Acquisub, LLC, a Delaware limited liability company (“Acquisub”), PLM Financial Services, Inc., a Delaware corporation and the sole general partner, in the case of EGF V, EGF VI and EGF VII, and the sole manager, in the case of Acquisub (“FSI”), the banks, financial institutions and institutional lenders from time to time party to the Credit Agreement (defined below) and defined as Lenders therein (“Lenders”), and Comerica Bank (“Comerica Bank”), not in its individual capacity, but solely as agent (in such capacity, the “Agent”).

Recitals

A.   Borrowers requested and the Lenders agreed to extend and make loans available to Borrowers upon the terms and conditions contained in that certain Amended and Restated Warehousing Credit Agreement dated as of March 17, 2004, by and among the Borrowers, FSI, Agent, and the Lenders (the “Credit Agreement”). Initially capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B. Borrowers and FSI have requested that the Lenders amend the Credit Agreement (i) to increase the Commitment of Comerica Bank, (ii) to eliminate EGF V as a “Borrower” thereunder, (iii) to add Acquisub as a “Borrower” thereunder, and (iv) to modify the cash balances financial covenant, and the Lenders are willing to do so on the terms and conditions set forth herein and in reliance on the representations and warranties set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and to induce Agent and the Lenders to enter into this Amendment, Borrowers, FSI, Acquisub, Lenders and Agent hereby agree as follows:

Section 1.   Elimination of EGF V as a Borrower. As of the Effective Date, EGF V is hereby eliminated as a “Borrower” under the Credit Agreement and the other Loan Documents, and the Lenders’ Commitment to make Advances to EGF V is hereby terminated. Promptly after the Effective Date, each Lender shall return to EGF V the original Note issued by EGF V to such Lender, and Agent shall file a termination statement with the California Secretary of State terminating the UCC-1 financing statement filed by Agent against EGF V.

Section 2.   Addition of Acquisub as Borrower. As of the Effective Date, Acquisub is hereby added as a “Borrower” under the Credit Agreement and the other Loan Documents. Acquisub agrees that it will be bound by (and will comply with) all of the conditions, representations and warranties, covenants, and obligations of a “Borrower” under the Credit Agreement and the other Loan Documents, as amended hereby, as though it were a party thereunder and a signatory thereto. For notice purposes, the address of Acquisub is c/o MILPI Holdings, LLC, 200 Nyala Farms, Westport, CT 06880, attn: James A. Coyne, President and Secretary.

Section 3.   Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as follows:

3.1   New Definition of Acquisub. The following definition is added to the list of definitions set forth in Section 1.1 of the Credit Agreement, inserted in its respective alphabetical sequence:

“Acquisub” means Acquisub, LLC, a Delaware limited liability company.

3.2  Definition of Change of Control. The definition of “Change of Control” set forth in Section 1.1 of the Credit Agreement is amended by inserting “Acquisub,” immediately after “TEP,” in each place where “TEP,” appears in that definition.

3.3  Definition of Compliance Certificate. The definition of “Compliance Certificate” set forth in Section 1.1 of the Credit Agreement is amended (i) by inserting “ or Acquisub” immediately after “TEP” in the first line thereof, and (ii) by deleting “Exhibit A-1 and Exhibit A-2” in the sixth line thereof and substituting “Exhibit A” therefor.

3.4  Definition of Equipment Growth Funds. The definition of “Equipment Growth Funds” set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“Equipment Growth Funds” means any and all of EGF VI and EGF VII.

3.5  Definition of Equipment Purchase Agreement. The definition of “Equipment Purchase Agreement” set forth in Section 1.1 of the Credit Agreement is amended by inserting “ or Acquisub” immediately after “TEP in the second line thereof.

3.6  New Definition of First Amendment. The following definition is added to the list of definitions set forth in Section 1.1 of the Credit Agreement, inserted in its respective alphabetical sequence:

“First Amendment” means that certain First Amendment to Amended and Restated Warehousing Credit Agreement dated as of September 3, 2004 among EGF V, EGF VI, EGF VII, TEP, Acquisub, FSI, Lenders, and Agent.

3.7  Definition of Funded Debt Ratio. The definition of “Funded Debt Ratio” set forth in Section 1.1 of the Credit Agreement is amended by inserting “or Acquisub” immediately after “TEP in the second line thereof.

3.8  Definition of Limited Partnership Agreement. The definition of “Limited Partnership Agreement” set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“Limited Partnership Agreement” means (a) for EGF VI, the Amended and Restated Limited Partnership Agreement dated as of December 20, 1991, as amended by a First Amendment to the Amended and Restated Limited Partnership Agreement dated as of November 21, 1996 and a Second Amendment to the Amended and Restated Limited Partnership Agreement dated as of August 24, 2001, and (b) for EGF VII, the Third Amended and Restated Limited Partnership Agreement of EGF VII dated as of May 10, 1993, as amended by the First Amendment to the Third Amended and Restated Limited Partnership Agreement dated May 28, 1993, the Second Amendment to Third Amended and Restated Limited Partnership Agreement dated as of January 21, 1994, the Third Amendment to Third Amended and Restated Limited Partnership Agreement dated as of March 25, 1999, and the Fourth Amendment to the Third Amended and Restated Limited Partnership Agreement dated as of August 24, 2001.

3.9  Definition of Loan Parties. The definition of “Loan Parties” set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“Loan Parties” means EGF VI, EGF VII, TEP, Acquisub, any Marine Subsidiary, any Owner Trustee, FSI, TEC, IMI, PLMI and MILPI and a “Loan Party” means any one of the Loan Parties.

3.10  Definition of Operating Agreement. The definition of “Operating Agreement” set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“Operating Agreement” means (i) for TEP, the Operating Agreement of TEP adopted and approved as of October 10, 2002, and (ii) for Acquisub, the Operating Agreement of Acquisub, entered into as of April 9, 2001.

3.11  Definition of Responsible Officer. The definition of “Responsible Officer” set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“Responsible Officer” means for (i) FSI, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of FSI having authority to request Advances or perform other duties required hereunder, (ii)  EGF VI or EGF VII, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of FSI as the sole general partner of EGF VI or EGF VII, as the case may be, in each case having authority to request Advances or perform other duties required hereunder, (iii) Acquisub, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of FSI as the sole manager of Acquisub having authority to request Advances or perform other duties required hereunder, (iv) TEP, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of the managing trustee of the members of MILPI, as the sole member and manager of TEP, having authority to request Advances or perform other duties required hereunder, (v) MILPI, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of the managing trustee of the members of MILPI, and (vi) any other Loan Party, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller thereof.

3.12  Definition of Security Agreements. The definition of “Security Agreements” set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“Security Agreements” means (i) the Security Agreement between TEP and Agent dated as of March 17, 2004, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of TEP, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit L (the “Security Agreement (TEP)”), (ii) the Amended and Restated Security Agreement between PLMI and Agent dated as of March 17, 2004, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of PLMI, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit M (the “Security Agreement (PLMI)”), (iii) the Amended and Restated Security Agreement between MILPI and Agent dated as of March 17, 2004, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of MILPI, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit N (the “Security Agreement (MILPI)”), (iv) the Security Agreement between EGF VI and Agent dated as of March 17, 2004, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of EGF VI, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit O (the “Security Agreement (EGF VI)”), and (v) the Security Agreement between Acquisub and Agent dated as of September 3, 2004, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of Acquisub, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit P (the “Security Agreement (Acquisub)”), in each case including all amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to each Security Agreement as the same may be in effect from time to time.

3.13  Definition of Subordination Agreements. The definition of “Subordination Agreements” set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“Subordination Agreements” means collectively (i) the Amended and Restated Subordination Agreement dated as of March 17, 2004 among MILPI, PLMI, FSI, TEC, and IMI (the “Subordinated Lenders”), EGF VI, and Agent, substantially in the form of Exhibit I-1 (the “Subordination Agreement (EGF VI)”), (ii) the Amended and Restated Subordination Agreement dated as of March 17, 2004 among the Subordinated Lenders, EGF VII, and Agent, substantially in the form of Exhibit I-2 (the “Subordination Agreement (EGF VII)”), (iii) the Subordination Agreement dated as of March 17, 2004 among the Subordinated Lenders, TEP, and Agent, substantially in the form of Exhibit I-3 (the “Subordination Agreement (TEP)”), and (iv) the Subordination Agreement dated as of September 3, 2004 among the Subordinated Lenders, Acquisub, and Agent, substantially in the form of Exhibit I-4 (the “Subordination Agreement (Acquisub)”), including all further amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Subordination Agreements as the same may be in effect from time to time.

Section 4.  Other Amendments to the Credit Agreement.

4.1 The following new Section 3.3A is hereby added to Section 3 of the Credit Agreement immediately after Section 3.3 thereof:

“3.3A  Conditions to Each Advance to Acquisub. Unless waived in writing by Requisite Lenders, the obligation of any Lender to make any Advance to Acquisub (or any Marine Subsidiary or Owner Trustee of Acquisub) (including the initial Advance) is subject to the satisfaction of the following further condition precedent:

3.3A.1  Security Documents.  At least five (5) Business Days before each Loan hereunder with respect to the financing or refinancing of Equipment by Acquisub (or any Marine Subsidiary or Owner Trustee of Acquisub), (i) there shall have been executed, filed and/or recorded in all applicable jurisdictions such instruments or documents as the Agent deems necessary or advisable to perfect its security interest in such Equipment and all related Collateral, including without limitation, additional security agreements, ship mortgages and chattel mortgages, and (ii) Agent shall have received such Lien and judgment searches, opinions, releases, termination statements, and other documents and instruments as Agent shall reasonably request to confirm that upon the consummation of such financing or refinancing Agent shall have a first priority perfected security interest in such Equipment and all related Collateral subject to no other Liens other than Permitted Liens.”

4.2  Section 3.6.2 of the Credit Agreement is amended by adding the following language to the end thereof::

     “, or FSI shall resign or be removed as sole manager of Acquisub”

4.3  Section 3.6.3 of the Credit Agreement is amended by inserting “Acquisub,” immediately after “TEP,” in the first line thereof.

4.4  Section 5.1.1 of the Credit Agreement is amended by inserting “or Acquisub” immediately after “TEP” in each place where “TEP” appears in that section.

4.5  Section 5.1.2 of the Credit Agreement is amended by inserting

“or Acquisub” immediately after “TEP” in each place where “TEP” appears in that section.

4.6  Section 5.1.4 of the Credit Agreement is amended by inserting

“ or Acquisub” immediately after “TEP” in the third line thereof.

4.7  Section 5.1.7 of the Credit Agreement is amended by inserting

“or Acquisub” immediately after “TEP” in each place where “TEP” appears in that section.

4.8  Section 5.11 of the Credit Agreement is amended by inserting

“ or Acquisub” immediately after “TEP” in each place where “TEP” appears in that section.

4.9  Section 6.10 of the Credit Agreement is amended by deleting the last sentence thereof and substituting the following sentence therefor:

“Without limiting the foregoing, neither TEP nor Acquisub shall engage in any business other than the purchase of transportation equipment and the operation, leasing, remarketing and resale of such equipment.”

4.10  Section 6.13 of the Credit Agreement is amended and restated in its entirety to read as follows:

“6.13  No Distributions. No Borrower shall make, pay or set apart any funds for the payment or distribution to its shareholders, partners or members if such distribution would cause or result in an Event of Default or Potential Event of Default. In addition, TEP shall not declare or make any distribution of assets, properties, cash, rights, obligations or securities on account of any of its membership interests, or purchase, redeem or otherwise acquire for value any of its membership interests or any warrants, rights or options to acquire such membership interests, now or hereafter outstanding; except that TEP may, (a) following the resale of any item of Eligible Inventory to PLMI or MILPI, any Equipment Growth Fund or any third party and after having repaid in full the Loan advanced by Lenders to finance or refinance such Eligible Inventory, distribute the remaining proceeds of such resale to MILPI and (b) no more frequently than monthly and in no event prior to such time as TEP shall have made payment in full of all interest on the Loans funded hereunder accrued through the last day of the previous calendar month, TEP may distribute its net profits (revenues less interest and operating expenses) to MILPI. In addition, Acquisub shall not declare or make any distribution of assets, properties, cash, rights, obligations or securities on account of any of its membership interests, or purchase, redeem or otherwise acquire for value any of its membership interests or any warrants, rights or options to acquire such membership interests, now or hereafter outstanding; except that Acquisub may, (a) following the resale of any item of Eligible Inventory to PLMI or MILPI, any Equipment Growth Fund or any third party and after having repaid in full the Loan advanced by Lenders to finance or refinance such Eligible Inventory, distribute the remaining proceeds of such resale to FSI and (b) no more frequently than monthly and in no event prior to such time as Acquisub shall have made payment in full of all interest on the Loans funded hereunder accrued through the last day of the previous calendar month, Acquisub may distribute its net profits (revenues less interest and operating expenses) to FSI.”

4.11  Section 6.15.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“6.15.1 Neither TEP nor Acquisub shall incur any obligation to contribute to a Pension Plan required by a collective bargaining agreement or as a consequence of the acquisition of an ERISA Affiliate, unless (i) TEP or Acquisub shall notify Agent in writing that it intends to incur such obligation and (ii) after Agent’s receipt of such notice, Requisite Lenders consent to the establishment or maintenance of, or TEP’s or Acquisub’s incurring an obligation to contribute to, the Pension Plan, which consent may not unreasonably be withheld but may be subject to such reasonable conditions as Requisite Lenders may require.”

4.12  Section 6.18 of the Credit Agreement is amended by inserting “or Acquisub” immediately after “TEP” in the third line thereof.

4.13  Section 7.4 of the Credit Agreement is amended by deleting “$3,750,000” and substituting therefor “$10,000,000”.

4.14  Section 8.1.2 of the Credit Agreement is amended by inserting

“or Acquisub,” immediately after “TEP” in each place where “TEP” appears in that section.

4.15  Section 8.1.6 of the Credit Agreement is amended by inserting “Acquisub,” immediately after “TEP,” in the second line thereof.

4.16  Section 8.1.7 of the Credit Agreement is amended by inserting “Acquisub,” immediately after “TEP,” in each place where “TEP” appears in that section.

4.17  Section 8.1.8 of the Credit Agreement is amended by inserting “Acquisub,” immediately after “TEP,” in the third line thereof.

4.18  Section 8.1.9 of the Credit Agreement is amended (i) by inserting “Acquisub” immediately after “TEP,” in the third line thereof, (ii) by inserting “, Acquisub,” immediately after “TEP” in the first place where “TEP” appears in the tenth line thereof, and (iii) by inserting “or Acquisub” immediately after “TEP” in the second place where “TEP” appears in the tenth line thereof.

4.19  Section 8.1.10 of the Credit Agreement is amended by inserting “Acquisub,” immediately after “TEP,” in each place where “TEP” appears in that section.

4.20  Section 8.1.11 of the Credit Agreement is amended by deleting “or” before “(c)” and inserting the following language at the end thereof immediately after the semicolon: “or (d) FSI shall cease to be the sole manager of Acquisub, whether due to the voluntary or involuntary withdrawal, substitution, removal or transfer of FSI from or of all or any portion of FSI’s membership interest or capital contribution in Acquisub.”

4.21  Section 8.1.13 of the Credit Agreement is amended by inserting “Acquisub,” immediately after “TEP” in the first line thereof.

4.22  Section 8.1.15 of the Credit Agreement is amended (i) by inserting “Acquisub’s,” immediately after “TEP’s,” in the third line thereof, (ii) by inserting “, Acquisub,” immediately after “TEP” in the first place where “TEP” appears in the fourteenth line thereof, (iii) by inserting “ or Acquisub” immediately after “TEP” in the second place where “TEP” appears in the fourteenth line thereof, and (iv) by inserting “Acquisub,” immediately after “TEP” where “TEP” appears in the twenty-first line thereof.

4.23  The following new Section 11.20 is hereby added to the Credit Agreement immediately after Section 11.19 thereof:

“11.20  Judicial Reference. If and only if the jury trial waiver set forth in Section 11.19 of this Agreement is invalidated for any reason by a court of law, statute or otherwise, the reference provisions set forth below shall be substituted in place of the jury trial waiver. So long as the jury trial waiver remains valid, the reference provisions set forth in this Section shall be inapplicable.

(a)  Each controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other Loan Document, other than (i) all matters in connection with nonjudicial foreclosure of security interests in real or personal property; or (ii) the appointment of a receiver or the exercise of other provisional remedies (any of which may be initiated pursuant to applicable law) that are not settled in writing within fifteen (15) days after the date on which a party subject to the Loan Documents gives written notice to all other parties that a Claim exists (the “Claim Date”) shall be resolved by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor sections (“CCP”), which shall constitute the exclusive remedy for the resolution of any Claim concerning the Loan Documents, including whether such Claim is subject to the reference proceeding. Except as set forth in this section, the parties waive the right to initiate legal proceedings against each other concerning each such Claim. Venue for these proceedings shall be in the Superior Court in the County where the real property, if any, is located or in a County where venue is otherwise appropriate under state law (the “Court”). By mutual agreement, the parties shall select a retired Judge of the Court to serve as referee, and if they cannot so agree within fifteen (15) days after the Claim Date, the Presiding Judge of the Court (or his or her representative) shall promptly select the referee. A request for appointment of a referee may be heard on an ex parte or expedited basis. The referee shall be appointed to sit as a temporary judge, with all the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP §170.6. Upon being selected, the referee shall (a) be requested to set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection and (b) if practicable, try any and all issues of law or fact and report a statement of decision upon them within ninety (90) days of the date of selection. The referee will have power to expand or limit the amount of discovery a party may employ. Any decision rendered by the referee will be final, binding and conclusive, and judgment shall be entered pursuant to CCP §644 in any court in the State of California having jurisdiction. The parties shall complete all discovery no later than fifteen (15) days before the first trial date established by the referee. The referee may extend such period in the event of a party’s refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to “priority” in conducting discovery. Either party may take depositions upon seven (7) days written notice, and shall respond to requests for production or inspection of documents within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as applicable.

(b)  Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. Except for trial, all proceedings and hearings conducted before the referee shall be conducted without a court reporter unless a party requests a court reporter. The party making such a request shall have the obligation to arrange for and pay for the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties shall equally bear the costs of the court reporter at the trial and the referee’s expenses.

(c)  The referee shall determine all issues in accordance with existing California case and statutory law. California rules of evidence applicable to proceedings at law will apply to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that shall be binding upon the parties. At the close of the reference proceeding, the referee shall issue a single judgment at disposing of all the claims of the parties that are the subject of the reference. The parties reserve the right (i) to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee and (ii) to obtain findings of fact, conclusions of laws, a written statement of decision, and (iii) to move for a new trial or a different judgment, which new trial, if granted, shall be a reference proceeding under this provision.

(d)  If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration conducted by a retired judge of the Court, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth in this Section shall apply to any such arbitration proceeding.”

Section 5.  Amendments to Schedules and Exhibits.

5.1   Schedule A of the Credit Agreement is deleted in its entirety and Schedule A hereto is incorporated into the Credit Agreement as Schedule A thereto.

5.2  Exhibit B to the Credit Agreement (Form of Borrowing Base Certificate) is deleted in its entirety and Exhibit A hereto is incorporated into the Credit Agreement as Exhibit B thereto.

5.3  Exhibit D to the Credit Agreement (Form of Compliance Certificate) is deleted in its entirety and Exhibit B hereto is incorporated into the Credit Agreement as Exhibit D thereto.

5.4  Exhibit G to the Credit Agreement (Form of Assignment and Acceptance) is deleted in its entirety and Exhibit C hereto is incorporated into the Credit Agreement as Exhibit G thereto.

Section 6.  Conditions Precedent. The legal effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

6.1  Executed Amendment. Agent shall have received this Amendment duly executed and delivered by FSI, each Borrower, and Acquisub, and consented to and acknowledged by the Guarantors, and the same shall have become effective.

6.2  Partnership and Company Documents. Agent shall have received, in form and substance satisfactory to Lenders and their respective counsel, the following:

(a)  A certified copy of the records of all actions taken by Acquisub, including resolutions authorizing or relating to the execution, delivery and performance of this Amendment and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby;

(b)  A certificate of a Responsible Officer of Acquisub, stating that (A) the formation documents of Acquisub attached to such certificate are true and accurate, remain in full force and effect and have not been amended since the date thereof and (B) Acquisub is in good standing under the laws of the state of its formation and each other jurisdiction where its ownership of Property and assets or conduct of business requires such qualification;

(c)  Certificates of incumbency and signature with respect to the authorized representatives of Acquisub executing this Agreement and the other Loan Documents and requesting Loans; and

(d)  Such other documents relating to Acquisub as Lenders may reasonably request.

6.3  Notes.  Agent shall have received Notes, in form and substance satisfactory to Lenders, and duly executed and delivered by Acquisub.

6.4  Subordination Agreements. Agent shall have received the Subordination Agreement (Acquisub) in form and substance satisfactory to Lenders, duly executed and delivered by each Subordinated Lender and Acquisub.

6.5  Second Amended and Restated MILPI Letter. Agent shall have received a Second Amended and Restated MILPI Letter dated as of September 3, 2004 in substantially the form attached hereto as Exhibit D, in form and substance satisfactory to Lenders, duly executed and delivered by MILPI.

6.6  Security Documents (Acquisub).  Agent shall have received the Security Agreement (Acquisub) in form and substance satisfactory to Lenders, duly executed and delivered by Acquisub; there shall have been filed in all applicable jurisdictions Uniform Commercial Code financing statements naming Acquisub as “debtor” and the Agent as “secured party” (which financing statements shall be in form and substance acceptable to Agent) to perfect the security interest of Agent in the Collateral described in the Security Agreement (Acquisub) entered into by Acquisub, and there shall have been delivered to Agent or executed, filed and/or recorded in all applicable jurisdictions such other instruments or documents as Agent deems necessary or advisable to perfect its security interest in such Collateral; and Agent shall have received such Lien and judgment searches, opinions, releases, termination statements, and other documents and instruments as Agent shall reasonably request to confirm that Agent shall have a first priority perfected security interest in such Collateral subject to no other Liens other than Permitted Liens.

6.7  Material Adverse Effect. No event that has resulted or could result in a Material Adverse Effect shall have occurred since the date of the most recent financial statements delivered to Agent pursuant to Section 5.1 of the Credit Agreement, as determined by Agent in its sole discretion.

6.8  Bringdown Certificate. A separate certificate, dated as of the Effective Date, of a Responsible Officer of FSI, in its capacity as the sole manager of Acquisub, to the effect that (i) the representations and warranties of Acquisub contained in Section 8 of this Amendment, are true, accurate and complete in all material respects as of the Effective Date as though made on such date and (ii) no Event of Default or Potential Event of Default under the Credit Agreement has occurred.

6.9  Other Documents.  Agent shall have received such other documents, information and items as reasonably requested by Agent.

6.10  Payment of Fees. Agent shall have received reimbursement from Borrowers and Acquisub of its costs and expenses incurred (including, without limitation, its attorneys’ fees and expenses) in connection with this Amendment and the transactions contemplated hereby.

Section 7.  Limited Amendment. Each of the amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment of any other term or condition of the Credit Agreement or the other Loan Documents, to prejudice any right or remedy which Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or (b) to be a consent to any future amendment.

Section 8.  Representations And Warranties. Each of Borrower and FSI represents and warrants that its respective representations and warranties made in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment (except to the extent such specifically relate to another date). Acquisub severally, as to itself, but not jointly as to the Borrowers and FSI, hereby represents and warrants to Agent and each Lender that each representation and warranty of a “Borrower” made in the Loan Documents, including without limitation, each representation and warranty set forth in Section 4.1 of the Credit Agreement (which is hereby incorporated herein by this reference as though each such representation and warranty had been fully set forth herein), is true and complete in all material respects as of the date hereof after giving effect to this Amendment (except that Section 4.1.1 of the Credit Agreement is amended to insert the words “and Acquisub” after “TEP” in the second line thereof and except to the extent such representations and warranties specifically relate to another date), and agrees that each said representation and warranty shall be deemed to continue until the full, complete and indefeasible payment and performance of the Obligations and shall apply anew to each borrowing under the Credit Agreement. Each of Borrower, Acquisub, and FSI further represents and warrants that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any material law or regulation or any term or provision of any other material agreement entered into by such Borrower, Acquisub or FSI, as applicable.

Section 9.  Ratification and Reaffirmation of Liens. Each of TEP and EGF VI hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to its respective Security Agreements, as collateral security for the Secured Obligations (as defined therein), and acknowledges that all of such liens and security interests, and all Collateral (as defined therein) heretofore pledged as security for the Secured Obligations (as defined therein), continues to be and remains Collateral (as defined therein) for the Secured Obligations (as defined therein) from and after the date hereof. Agent hereby acknowledges and agrees that, as of the Effective Date, the Security Agreement (EGF V) is terminated, subject to Section 17 thereof.

Section 10.  Governing Law. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

Section 11.  Effective Date of Amendment; Full Force And Effect; Entire Agreement. This Amendment shall be deemed effective as of the Effective Date. Except to the extent expressly provided in this Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. This Amendment, the Credit Agreement, and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof or the extension of credit by the Lenders to the Borrowers, Acquisub, and/or their affiliates.

Section 12.  Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

Borrowers:    PLM Equipment Growth Fund V

                                    By PLM Financial Services, Inc.,
                                    Its General Partner

                                    By
                                    Its________________________________________

                                    PLM Equipment Growth Fund VI

                                    By PLM Financial Services, Inc.,
                                    Its General Partner

                                    By
                                    Its________________________________________

                                    PLM Equipment Growth & Income Fund VII

                                    By PLM Financial Services, Inc.,
                                    Its General Partner

                                    By
                                    Its________________________________________

                                    Transportation Equipment-PLM, LLC

                                    By:  MILPI Holdings, LLC,
                                     a Delaware limited liability company

                                 By: Its Managing Members,

                                    AFG Investment Trust C

                                    By:  Its Managing Trustee,
                                     AFG ASIT Corporation, a Massachusetts corporation

                              By:___________________________
                             Richard K Brock
                             Its: Chief Financial Officer

                                    PLM MILPI Holdings LLC,
                                    A Delaware limited liability company

                                    By:_________________________
                                    James A. Coyne, Manager

Acquisub	Acquisub, LLC

By PLM Financial Services, Inc.,
                        Its Manager

                        By
                        Its________________________________________

FSI:                                           PLM Financial Services, Inc.

                        By
                        Its________________________________________

Lenders                                                                                               Comerica Bank

                   By
                   Its________________________________________

                   First Bank dba First Bank & Trust

                    By
                    Its________________________________________

Agent:                                                                                                    Comerica Bank

                   By
                   Its________________________________________

The undersigned Guarantors under the Amended and Restated Guaranty dated as of March 17, 2004 (the “Guaranty”) hereby consent to the terms of the foregoing amendment and acknowledge that the Guaranty remains fully effective in accordance with its terms with respect to the obligations of the Borrowers and Acquisub under the Credit Agreement, as amended pursuant to this Amendment. Without limiting the foregoing, each of the undersigned agrees that all references to a “Borrower” or “Borrowers” in the Guaranty shall include Acquisub.

In addition, each of PLMI and MILPI hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to its respective Security Agreements, as collateral security for the Secured Obligations (as defined therein), and acknowledges that all of such liens and security interests, and all Collateral (as defined therein) heretofore pledged as security for the Secured Obligations (as defined therein), continues to be and remains Collateral (as defined therein) for the Secured Obligations (as defined therein) from and after the date hereof.

Executed as of September 3, 2004.

                        PLM International, Inc.

                        By:__________________________
                        Its:__________________________

                        PLM Financial Services, Inc.

                        By:_________________________
                        Its:_________________________

                        PLM Transportation Equipment Corporation

                        By:__________________________
                           Its:__________________________

                                                                                                   (Additional signature page to follow)

                        MILPI Holdings, LLC

                        By: Its Managing Members,

                        AFG Investment Trust C

                        By:  Its Managing Trustee,
                  AFG ASIT Corporation, a Massachusetts corporation

                           By:___________________________
                     Richard K Brock
                              Its: Chief Financial Officer

                        PLM MILPI Holdings LLC,
                            a Delaware limited liability company

                        By:_________________________
                        James A. Coyne, Manager

                                                                                                                    Schedule A

                                            (COMMITMENTS)

                          Pro Rata
Lender       Commitment     Share

Comerica Bank   $7,500,000    75%

First Bank dba First Bank & Trust                                           $2,500,000     25%